Cheniere Energy January 2014

Forward Looking Statements 2 This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things:  statements regarding the ability of Cheniere Energy Partners, L.P. to pay distributions to its unitholders or Cheniere Energy Partners LP Holdings, LLC to pay dividends to its shareholders;  statements regarding Cheniere Energy Partners, L.P.’s expected receipt of cash distributions from Sabine Pass LNG, L.P., Sabine Pass Liquefaction, LLC or Cheniere Creole Trail Pipeline, L.P., or Cheniere Energy Partners LP Holding, LLC’s expected receipt of cash distributions from Cheniere Energy Partners, L.P.;  statements that Cheniere Energy Partners, L.P. expects to commence or complete construction of its proposed liquefaction facilities, or any expansions thereof, by certain dates or at all;  statements that Cheniere Energy, Inc. expects to commence or complete construction of its proposed liquefaction facilities or other projects by certain dates or at all;  statements regarding future levels of domestic and international natural gas production, supply or consumption or future levels of liquefied natural gas (“LNG”) imports into or exports from North America and other countries worldwide, regardless of the source of such information, or the transportation or demand for and prices related to natural gas, LNG or other hydrocarbon products;  statements regarding any financing transactions or arrangements, or ability to enter into such transactions;  statements relating to the construction of our natural gas liquefaction trains (“Trains”), or modifications to the Creole Trail Pipeline, including statements concerning the engagement of any engineering, procurement and construction ("EPC") contractor or other contractor and the anticipated terms and provisions of any agreement with any EPC or other contractor, and anticipated costs related thereto;  statements regarding any agreement to be entered into or performed substantially in the future, including any revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, liquefaction or storage capacities that are, or may become, subject to contracts;  statements regarding counterparties to our commercial contracts, construction contracts and other contracts;  statements regarding our planned construction of additional Trains, including the financing of such Trains;  statements that our Trains, when completed, will have certain characteristics, including amounts of liquefaction capacities;  statements regarding any business strategy, our strengths, our business and operation plans or any other plans, forecasts, projections or objectives, including anticipated revenues and capital expenditures and EBITDA, any or all of which are subject to change;  statements regarding projections of revenues, expenses, earnings or losses, working capital or other financial items;  statements regarding legislative, governmental, regulatory, administrative or other public body actions, approvals, requirements, permits, applications, filings, investigations, proceedings or decisions;  statements regarding our anticipated LNG and natural gas marketing activities; and  any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “develop,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” “strategy,” and similar terms and phrases, or by use of future tense. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. and Cheniere Energy Partners, L.P. Annual Reports on Form 10-K filed with the SEC on February 22, 2013, each as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 1, 2013, the Cheniere Energy Partners, L.P. Current Report on Form 8-K filed with the SEC on May 29, 2013, and the final prospectus of Cheniere Energy Partners LP Holdings, LLC filed with the SEC on December 16, 2013, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation, and other than as required under the securities laws, we undertake no obligation to publicly update or revise any forward-looking statements.

Summary Pro Forma Organizational Structure



Cheniere Energy, Inc.
(NYSE: LNG)
84.5% Interest[(1)]
100% Interest
100% Interest
100% Interest
Public 15.5%[(1)]
Cheniere Energy Partners LP Holdings, LLC (NYSE: CQH)
Cheniere Energy Partners GP, LLC
Cheniere Marketing, LLC ("CMI")
Corpus Christi Liquefaction, LLC ("CCL")
55.9% Interest[(2)]
2.0% Interest & Incentive Dist. Rights
Int'l LNG marketing
2 mtpa contract with SPL
Three 5-year LNG vessel charters
Liquefaction facilities
13.5 mtpa under development
Cheniere Energy Partners, L.P. (NYSE: CQP)
Blackstone (BX) 29.0%[(2)]
Public 13.1%[(2)]
Next Developments
100% Interest
Sabine Pass LNG, L.P. ("SPLNG")
Regasification facilities
4.0 Bcf/d of capacity
17.0 Bcf of storage
2 berths
Sabine Pass Liquefaction, LLC ("SPL")
Liquefaction facilities
18 mtpa under construction
9 mtpa under development
Cheniere Creole Trail Pipeline, L.P. ("CTPL")
1.5 Bcf/d capacity for SPL
Provides gas supply for SPL

(1) Before exercise of greenshoe option by underwriters.
(2) Current ownership interest. As Class B units accrete Blackstone will increase its ownership percentage, and the public and CQH will have reduced ownership percentages. See Slide 37.

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Projected Global LNG Demand Growth Regional LNG Import Outlook (mtpa) Source: Wood Mackenzie 2013 Q4 Data; Base Case Scenario 20 16 19 2015 2020 2030 2015 2020 2030 6 10 38 2015 2020 2030 2015 2020 2030 Americas Asia Middle East/N. Africa 200 256 377 28 60 98 4 Global demand is forecast to grow from 236 mtpa (~32 Bcf/d) in 2012 to 532 mtpa (~71 Bcf/d) in 2030 ~4.6% CAGR equivalent to ~15.6 mtpa average growth per year (~three 5 mtpa trains) Europe

Example Prices Henry Hub: $4.00 / MMBtu Brent Crude: $100 / Barrel ($/MMBtu) Americas Europe Asia LNG Cost (1) 4.60 $ 4.60 4.60 Shipping 0.50 1.00 3.00 $ 8.60 9.10 11.10 3.90 LNG Price (% Crude) @ 15% 15.00 12.00 15.00 Net Difference 6.40 $ 2.90 Liquefaction Fee 3.50 3.50 3.50 Delivered Cost Source: Pira, Cheniere Research estimates Cheniere’s LNG Export Facilities Offer Attractive Pricing for Global LNG Buyers @ 12% @ 15% $ $ $ $ $ $ Worldwide LNG Prices = 11% to 15% of Crude Oil 5 $3.98 $11.56 $15.73 $10.48 (1) LNG Cost is calculated as 115% of Henry Hub price. 0 2 4 6 8 10 12 14 16 18 20 D e c- 0 9 D e c- 1 0 D e c- 1 1 D e c- 1 2 D e c- 1 3 Regional Natural Gas & LNG Prices as of January 2014 NBP NYMEX Japan LNG European Gas Contract $/MMBtu

Brownfield LNG Export Project: Sabine Pass Liquefaction

Utilizes Existing Assets, Trains 1-4 Fully Contracted, Under Construction

Design production capacity is expected to be ~4.5 mtpa per train, using ConocoPhillips' Optimized Cascade® Process


Existing operational facility
Permitted Trains 1 – 4
Trains 5 & 6

Current Facility

- ~1,000 acres in Cameron Parish, LA
- 40 ft ship channel 3.7 miles from coast
- 2 berths; 4 dedicated tugs
- 5 LNG storage tanks (~17 Bcf of storage)
- 5.3 Bcf/d of pipeline interconnection

Liquefaction Trains 1&2 – Fully Contracted

- Lump Sum Turnkey EPC contract w/ Bechtel
- Total EPC contract price ~$4.0 billion
- Overall project ~51% complete (as of 11/30/2013)
- Operations estimated late 2015/2016

Liquefaction Trains 3&4 – Fully Contracted

- Lump Sum Turnkey EPC contract w/ Bechtel
- Total EPC contract price ~$3.8 billion
- Construction commenced in May 2013
- Overall project ~15% complete (as of 11/30/2013)
- Operations estimated 2016/2017

Liquefaction Expansion – Trains 5&6

- Bechtel commenced preliminary engineering
- Permitting initiated February 2013
- FERC application filed on Sept. 30, 2013

Significant infrastructure in place including storage, marine and pipeline interconnection facilities; pipeline quality natural gas to be sourced from U.S. pipeline network

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LNG Sale and Purchase Agreements (SPAs)

~20 mtpa "take-or-pay" style commercial agreements
~$2.9B annual fixed fee revenue for 20 years

	BG GROUP BG Gulf Coast LNG	gasNatural fenosa Gas Natural Fenosa	KOGAS Korea Gas Corporation	GAIL GAIL (India) Limited	TOTAL Total Gas & Power N.A. [6]	centrica Centrica plc [6]
Annual Contract Quantity (MMBtu)	286,500,000 [1]	182,500,000	182,500,000	182,500,000	104,750,000 [1]	91,250,000
Annual Fixed Fees [2]	~$723 MM [3]	~$454 MM	~$548 MM	~$548 MM	~$314 MM	~$274 MM
Fixed Fees $/MMBtu [2]	$2.25 - $3.00	$2.49	$3.00	$3.00	$3.00	$3.00
LNG Cost	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH	115% of HH
Term of Contract [4]	20 years	20 years	20 years	20 years	20 years	20 years
Guarantor	BG Energy Holdings Ltd.	Gas Natural SDG S.A.	N/A	N/A	Total S.A.	N/A
Corporate / Guarantor Credit Rating [5]	A-/A2/A-	BBB/Baa2/BBB+	A+/A1/AA-	NR/Baa2/BBB-	AA-/Aa1/AA	A-/A3/A-
Fee During Force Majeure	Up to 24 months	Up to 24 months	N/A	N/A	N/A	N/A
Contract Start	Train 1 + additional volumes with Trains 2,3,4	Train 2	Train 3	Train 4	Train 5	Train 5

(1) BG has agreed to purchase 182,500,000 MMBtu, 36,500,000 MMBtu, 34,000,000 MMBtu and 33,500,000 MMBtu of LNG volumes annually upon the commencement of operations of Trains 1, 2, 3 and 4, respectively. Total has agreed to purchase 91,250,000 MMBtu of LNG volumes annually plus 13,400,000 MMBtu of seasonal LNG volumes upon the commencement of Train 5 operations.
(2) A portion of the fee is subject to inflation, approximately 15% for BG Group, 13.6% for Gas Natural Fenosa, 15% for KOGAS and GAIL (India) Ltd and 11.5% for Total and Centrica.
(3) Following commercial in service date of Train 4. BG will provide annual fixed fees of approximately $520 million during Trains 1-2 operations and an additional $203 million once Trains 3-4 are operational.
(4) SPAs have a 20 year term with the right to extend up to an additional 10 years. Gas Natural Fenosa has an extension right up to an additional 12 years in certain circumstances.
(5) Ratings are provided by S&P/Moody's/Fitch and subject to change, suspension or withdrawal at anytime and are not a recommendation to buy, hold or sell any security.
(6) Conditions precedent must be satisfied by June 30, 2015 or either party can terminate. CPs include financing, regulatory approvals and positive final investment decision.

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2012 2013 2014 2015 2016 2017 2018 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 Guaranteed Current Level 3 Schedule Guaranteed Current Level 3 Schedule Early Engineering Guaranteed Current Level 3 Schedule Guaranteed Current Level 3 Schedule SPL Construction Completion Schedules Trains 1-4 Note: See “Forward Looking Statements” slide.  Current plan estimates Train 1 operational in 40 months from NTP • Bechtel schedule bonus provides incentive for early delivery • Bechtel’s record delivery was Egyptian LNG train 1, delivered in 36 months from NTP  Notice to Proceed for Trains 3&4 issued to Bechtel in May 2013  Trains expected to come on-line on a 6-9 month staggered basis BG DFCD GN DFCD KOGAS DFCD GAIL DFCD Record First LNG – Egyptian LNG T1 First LNG Train 1 Train 2 Train 3 Train 4 Feb 2016 April 2017 Jun 2017 Mar 2018 8 June 2016 Sept 2017 Assumes start date occurs 6 months after previous train

Aerial View of SPL Construction Progress – November 2013 9 Train 2 Train 1 Cold Box Area Train 3 Train 4 Compressor Area Air Coolers Compressor Area Cold Box Area Propane Condenser Area Propane Condenser Area Air Coolers

Corpus Christi Liquefaction Project

Design production capacity is expected to be ~4.5 mtpa per train


Houston
New Orleans
Corpus Christi
Gulf of Mexico
Artist's rendition

Proposed 3 Train Facility

- >1,000 acres owned and/or controlled
- 2 berths, 3 LNG storage tanks (~10.1 Bcfe of storage)
- ConocoPhillips' Optimized Cascade® Process

Key Project Attributes

- 45 ft ship channel 13.7 miles from coast
- Protected berth
- Premier Site Conditions
  - Elevated site protects from storm surge
  - Soils do not require piles
  - Local labor, infrastructure & utilities
  - Proximate pipeline interconnections to 4.5 Bcf/d receipt/takeaway capacity

Project Update

- Lump Sum Turn Key contracts signed with Bechtel
  - Phase 1: ~$7.1B includes 2 Trains, 2 tanks, 1 berth
  - Phase 2: ~$2.4B includes 1 Train, 1 tank, 1 berth
- First SPA signed with Pertamina for 0.8 mtpa at a fixed fee of $3.50/MMbtu
- Anticipating FID on Phase 1 in 2H2014
- First LNG expected 2018

Commenced commercialization, FID estimated 2014

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Corpus Christi Liquefaction SPAs

First "take-or-pay" style commercial agreement for Corpus Christi signed in December 2013 with PT Pertamina

	PERTAMINA PT Pertamina (Persero)
Annual Contract Quantity (TBtu)	39.68
Annual Fixed Fees (1)	~$139 MM
Fixed Fees $/MMBtu (1)	$3.50
LNG Cost	115% of HH
Term of Contract (2)	20 years
Guarantor	N/A
Guarantor/Corporate Credit Rating (3)	BB+/Ba3/BBB+
Contract Start(4)(5)	Train 1

(1) 11.5% of the fee is subject to inflation for Pertamina.
(2) SPA has a 20 year term with the right to extend up to an additional 10 years.
(3) Ratings are provided by S&P/Moody's/Fitch and subject to change, suspension or withdrawal at anytime and are not a recommendation to buy, hold or sell any security.
(4) Conditions precedent must be satisfied by December 31, 2014 or either party can terminate. CPs include financing, regulatory approvals and positive final investment decision.
(5) If FID is reached on Sabine Pass T6 prior to Corpus Christi T1, Pertamina contract will transfer to Sabine Pass T6 with identical terms.

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- 500 1,000 1,500 2,000 * * * *  Range of liquefaction project costs: $200 - $2,000+ per ton  1 Bcf/d of capacity = $1.5B to $15.0B+  Corpus Christi liquefaction project estimated costs are ~$800/ton (1) Corpus Christi Liquefaction, LLC Competitive With Other Recent Liquefaction Projects (1) Before financing costs, includes Corpus Christi Pipeline. Cost estimates based on lump-sum-turnkey contract price received from Bechtel for three 4.5 mtpa trains and company estimates for owner’s costs. Source: Wood Mackenzie; Cheniere Research. Project costs reflect the liquefaction facility’s capex in dollars per ton. Chart includes a representative sample of brownfield and greenfield liquefaction facilities and does not include all liquefaction facilities existing or under construction. Note: Past results not a guarantee of future performance. *ConocoPhillips-Bechtel Cost: $/ton Trains under construction Operating trains – ConocoPhillips-Bechtel Operating trains – Other 12

Regulatory Approvals – Corpus Christi and SPL Trains 5-6  Corpus Christi Trains 1-3: Filed FERC and DOE applications • Completed and filed FERC application in 8/2012 (NEPA pre-filing process initiated in 12/2011) − Corpus Christi is one of seven liquefaction projects with a FERC application on file • Filed for FTA and non-FTA authorizations in 8/2012 to export ~15.0 mtpa • Received FTA authorization in 10/2012 • Non-FTA authorization is pending; Corpus Christi is #4 on the DOE “Order of Precedence”  SPL Trains 5-6: Filed FERC and DOE applications • Initiated FERC’s NEPA pre-filing in Feb. 27, 2013 • FERC application filed Sept. 30, 2013 • Filed for FTA and non-FTA authorizations for Trains 5-6 • Received FTA authorization to export LNG under Total and Centrica SPAs in 7/2013 • Non-FTA authorization is pending DOE export approvals and FERC construction and operation approvals needed for Corpus Christi Liquefaction Trains 1-3 and Sabine Pass Liquefaction Trains 5&6 13

FERC Applications Filed for Liquefaction Projects Note: National Environmental Policy Act (NEPA) empowers FERC as the lead Federal agency to prepare an Environmental Impact Statement in cooperation with other state and federal agencies LNG Export Projects Pre-filing Date Application Date FERC Scheduling Notice Issued Rec’d Approval Sabine Pass Liquefaction T1-4 July 26, 2010 Jan. 31, 2011 Corpus Christi Liquefaction Dec. 13, 2011 Aug. 31, 2012 Freeport LNG Dec. 23, 2010 Aug. 31, 2012 May 22, 2013 Cameron LNG May 9, 2012 Dec. 10, 2012 Nov 21, 2013 Dominion Cove Point LNG June 1, 2012 Apr. 1, 2013 Jordan Cove Energy Feb. 29, 2012 May 22, 2013 Oregon LNG July 3, 2012 June 7, 2013 Sabine Pass Liquefaction T5-6 February 27, 2013 Sep. 30, 2013   DOE issues conditional non-FTA licenses, subject to receiving FERC approval, therefore FERC is the gating regulatory approval  Corpus Christi expects to receive FERC scheduling notice soon, placing it as one of the top three liquefaction projects under review at the FERC  SPL filed FERC application for Trains 5 and 6 on September 30, 2013 14

U.S. DOE Applications for LNG Exports*

*** Application filed = ❖, FERC scheduling notice issued = ✔*

Expected Order to be Processed [1]	Company	Date Applicant Received FERC Approval to Begin Pre-Filing Process	Quantity (Bcf/d)	Date Non FTA Received: Conditional [2]	Date Non FTA Received: Final	FERC**	Contracts
	Cheniere Sabine Pass T1-T4	**8/4/2010**	**2.8**	**5/20/2011**	**8/7/2012**	✔	**Fully Subscribed**
	Freeport LNG Expansion, L.P. and FLNG Liquefaction	1/5/2011	1.4	5/17/2013		✔	Fully Subscribed
	Lake Charles Exports, LLC	4/6/2012	2	8/7/2013			
	Dominion Cove Point LNG, LP	6/26/2012	1	9/11/2013		❖	Fully Subscribed
	Freeport LNG Expansion, L.P. and FLNG Liquefaction	1/5/2011	0.4[3]	11/15/2013		✔[4]	Fully Subscribed
1	Cameron LNG, LLC	5/9/2012	1.7			✔	Fully Subscribed
2	Jordan Cove Energy Project, L.P.	3/6/2012	1.2/0.8			❖	
3	LNG Development Company, LLC (d/b/a Oregon LNG)	7/16/2012	1.25			❖	
4	**Cheniere Marketing, LLC (Corpus Christi)**	**12/22/2011**	**2.1**			❖	T1 Partially Subscribed
5	Excelerate Liquefaction Solutions	11/20/2012	1.38				
6	Carib Energy (USA) LLC		0.03/0.01				
7	Gulf Coast LNG Export, LLC		2.8				
8	Southern LNG Company, L.L.C.	3/1/2013	0.5				
9	Gulf LNG Liquefaction Company, LLC		1.5				
10	CE FLNG, LLC	4/16/2013	1.07				
11	Golden Pass Products LLC	5/30/2013	2.6				
12	Pangea LNG (North America) Holdings, LLC		1.09				
13	Trunkline LNG Export, LLC		2				
14	Freeport-McMoRan Energy, LLC		3.22				
15	**Sabine Pass Liquefaction, LLC (T5 - Total Contract)**	**3/8/2013**	**0.28**			❖	**T5 Fully Subscribed**
16	**Sabine Pass Liquefaction, LLC (T5 - Centrica Contract)**	**3/8/2013**	**0.24**			❖	**T5 Fully Subscribed**
17	Venture Global LNG, LLC		0.67				
18	Eos LNG, LLC		1.6				
19	Barca LNG, LLC		1.6				
20	**Sabine Pass Liquefaction, LLC (Remaining T5 Volumes and T6)**	**3/8/2013**	**0.86**			❖	
21	Magnolia LNG, LLC	3/20/2013	1.08				
22	Delfin LNG, LLC		1.8				
23	Waller LNG Services, LLC		0.19				

** As of December 5, 2013. Note additional companies have filed for their DOE license; however, not all have initiated their FERC filing process.*

(1) "Order of Precedence"

(2) Orders are conditional on applicant completing the environmental review process as part of the FERC licensing process, and other conditions such as submitting all relevant long-term commercial agreements.

(3) Application was filed for 1.4 Bcf/d; 0.4 Bcf/d was approved

(4) Initial scheduling notice issued May 22, 2013. Freeport awaiting revised scheduling notice.

Source: Office of Oil and Gas Global Security and Supply, Office of Fossil Energy, U.S. Department of Energy; U.S. Federal Energy Regulatory Commission; Company releases

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CMI SPA – Excess Volumes from Trains 1-4 at SPL  CMI-SPL SPA provides CMI with up to 2 mtpa of LNG delivered FOB Sabine Pass starting with the initial production from Train 1 •Maximum Annual Contract Quantity of up to 104 TBtu/year from first four Trains  SPA sharing mechanic incents profit maximization • Sharing based on ranking of the net profit for each cargo, from highest to lowest: – Tranche 1(1): CMI pays SPL up to $3.00/MMBtu – Tranche 2(1): CMI pays SPL 20% of profits •CMI is entitled to recover all operating costs during a year before allocating profit to SPL  Initial deliveries anticipated to begin as early as 4Q 2015  CMI entered into three five-year time-charter contracts for LNG carriers • Delivery of first LNG carrier expected in 2015 and two additional LNG carriers to be delivered in 2016 Note: See “Forward Looking Statements” slide. (1) For Trains 1 and 2, Tranche 1 is up to 18 Tbtu, Tranche 2 covers the remaining volume. For Trains 3 and 4, Tranche 1 is up to 36Tbtu, Tranche 2 covers the remaining volume. 16

Example Annual Cash Flow on CMI SPA (1) Net margins based on profitability of cargoes, up to $3.00/MMBtu paid to SPL on 36 Bcf of LNG sold in a year (Tranche 1); 20% of net margins paid to SPL on the remaining 68 Bcf of LNG sold in the year (Tranche 2) LNG sold 104 Bcf/year Net profit (after LNG costs, shipping) (per MMBtu) $10 Net profit $1,040 Paid to Sabine Pass Liquefaction(1) ($250) Remaining at CMI $790 Distributable to CEI based on CQP GP and CQH interest $180 Total cash flow to CEI $970 ($ in millions unless noted) Note: See “Forward Looking Statements” slide. CQP CEI 17

Timeline & Milestones  Initiate permitting process (FERC & DOE)  Commercial agreements  EPC contract  Financing commitments  Regulatory approvals  Issue Notice to Proceed  Commence operations (1) Milestone Corpus Christi (1) Each Train of the respective projects is expected to commence operations approximately six to nine months after the previous train. Note: See “Forward Looking Statements” slide. T3-4 T1-2 Target Date       2015/16     First LNG expected from both SPL Train 5 and Corpus Train 1 in 2018 SPL  18   2016/17 2014 2018/19 2014 2014  T5-6 2015 2015 2015 2015 2018 SPL T5: T6:2014   T1: 0.8mtpa 2014

Financial Estimates (includes SPL Trains 1-4 and Trains 1-6)

CQP: SPLNG (Regas) Estimated Cash Flows

($ in millions)	Annualized Trains 1-4	Annualized Trains 1-6
Total	$ 127	$ 127
Chevron	133	133
SPL	290	305
Other	10	15
Total Revenues	**560**	**580**
Total Expenses	**(65)**	**(75)**
EBITDA (1)	**$ 495**	**$ 505**
Interest Expense (2)	(130)	(130)
SPLNG Distributable cash flow to CQP	**$ 365**	**$ 375**

(1) EBITDA is a non-GAAP measure. EBITDA is computed as total revenues less non-cash deferred revenues, operating expenses, assumed commissioning costs and state and local taxes. It does not include depreciation expenses and certain non-operating items. Because we have not forecasted depreciation expense and non-operating items, we have not made any forecast of net income, which would be the most directly comparable financial measure under generally accepted accounting principles, or GAAP, and we are unable to reconcile differences between forecasts of EBITDA and net income. EBITDA has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.

(2) Assumes refinancing of the 2016 and 2020 notes at an interest rate comparable to existing SPL senior notes interest rates.

Note: The above represents a single financing scenario. Estimates are as of October 2013. Estimates represent a summary of internal forecasts, are pre-tax, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See "Forward Looking Statements" slide.

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CQP: SPL Estimated Cash Flows

Expect > 3X EBITDA: Debt Service Coverage And < 5X Debt: EBITDA

($ in millions)

	Trains 1-4	Trains 1-6
Trains 1-4 (BG, Gas Natural, KOGAS, GAIL)	$ 2,285	$ 2,285
Total	-	315
Centrica	-	275
Train 6 Customer (1)	-	685
CMI (2)	145	175
Commodity payments, net (3)	245	350
Total Revenues	**2,675**	**4,085**
O&M, gas procurement, & other	(175)	(270)
Maintenance capex	(85)	(135)
SPLNG/Total TUA	(320)	(435)
Pipeline Costs	(140)	(210)
Total Expenses	**(720)**	**(1,050)**
EBITDA (4)	**$ 1,955**	**$ 3,035**
Interest Expense (5)	(520)	(830)
Distributable cash flow to CQP	**$ 1,435**	**$ 2,205**

(1) Assumes SPA for 3.75 mtpa of LNG volumes at ~$3.50 / MMBtu.
(2) Assumes $5.00 net margin / MMBtu and 70% of CMI's contractual entitlement for T1-4 and 100% for T1-6.
(3) Assumes $5.00 / MMBtu natural gas price and that Offtakers lift 100% of their full contractual entitlement. Amounts are net of estimated natural gas to be used for the liquefaction process.
(4) EBITDA is a non-GAAP measure. EBITDA is computed as total revenues less non-cash deferred revenues, operating expenses, assumed commissioning costs and state and local taxes. It does not include depreciation expenses and certain non-operating items. Because we have not forecasted depreciation expense and non-operating items, we have not made any forecast of net income, which would be the most directly comparable financial measure under GAAP, and we are unable to reconcile differences between forecasts of EBITDA and net income. EBITDA has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.
(5) Assumes interest rate of 5.625% on $3.0B senior notes, an interest rate of 6.25% on $5.4B credit facility and no payments of principal for Trains 1-4. Assumes additional debt at similar rates for Trains 5-6.

Note: The above represents a single financing scenario. Estimates are as of October 2013. Estimates represent a summary of internal forecasts, are pre-tax, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See "Forward Looking Statements" slide.

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CQP Forecasted Distributable Cash Flows Trains 1-4 Estimated distributable cash flow to (1) General partner CQH Public and BX units Estimated range of DCF per unit 370 730 715 $3.00 - $3.20 $ Estimated total distributable cash flow $ 1,815 ($ in millions) SPLNG distributable cash flow SPL distributable cash flow CTPL distributable cash flow CQP expenses $ 365 1,435 30 (15) (1) Assumes conversion of all subordinated units and Class B units to common units and assumes ~228 million of public and Blackstone common units, ~232 million Cheniere common units and 2% general partner interest and IDRs held by Cheniere. Actual number of common units after the completion of Trains 5-6 may be greater. Note: The above represents a single financing scenario. Estimates are as of October 2013. Estimates represent a summary of internal forecasts, are pre-tax, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See “Forward Looking Statements” slide. 22 Trains 1-6 760 925 910 $ $ 2,595 $ 375 2,205 30 (15) $3.80 - $4.10

CQP Outlook Visible Future Growth Expected LNG Export Volumes (SPL) Tbtu/yr CQP Expected Revenues $MM Forecasted CQP Distributable Cash Flow $ per common unit Note: Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See “Forward Looking Statements” slide. $4.00 $3.00 $2.00 $1.00 $0.00 Current T1-4 T1-6 $1.70 $3.00 – $3.20 $3.80 – $4.10 - - 333 795 1,046 1,328 0 400 800 1,200 1,600 2014 2015 2016 2017 2018 2019 Cheniere Marketing Train 6 Train 5 Trains 1-4 $255 $256 $1,048 $2,328 $3,010 $3,875 $0 $1,000 $2,000 $3,000 $4,000 2014 2015 2016 2017 2018 2019 Cheniere Marketing T6 T5 T1-4 Regas 23

Cheniere Estimated Steady State Cash Flows

($ in millions)

Cheniere Energy, Inc.	Annualized Trains 1-4	Annualized Trains 1-6
CQP GP Interest	$ 370	$ 760
CQH Retained Interest [1]	620	790
Management fees	50	50
CEI expenses and other	(85)	(85)
Net Cash Flows	**$ 955**	**$ 1,515**
Potential CF generated from CMI SPA [2]	**$0 - $1,000**	

Note: Estimates revised to reflect IPO of CQH, which resulted in $668.2MM in net proceeds to Cheniere

(1) Before exercise of greenshoe option by underwriters.
(2) Assumes net profit of up to ~$10.00/MMBtu, which includes cost estimates for shipping.

Note: The above represents a single financing scenario. Estimates are as of December 2013. Estimates represent a summary of internal forecasts, are pre-tax, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See "Forward Looking Statements" slide.

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Cheniere's Debt Summary
As of December 2013

($ in millions)

No Debt — Cheniere Energy, Inc. (NYSE: LNG)

- No Debt — Cheniere Energy Partners LP Holdings, LLC (NYSE: CQH)
- Corpus Christi Liquefaction, LLC
- CQP GP (& IDRs)
- Cheniere Marketing, LLC

Cheniere Energy Partners, L.P. (NYSE: CQP)

Sabine Pass LNG, L.P. (SPLNG)

Sr Secured Notes
- $1,666 due 2016 (7.50%)
- $420 due 2020 (6.50%)

Total TUA (1 Bcf/d)

Chevron TUA (1 Bcf/d)

SPL TUA (2 Bcf/d)

Creole Trail Pipeline (CTPL)

$400 Term Loan due 2017 (L+325)

SPL Firm Transport (1.5 Bcf/d)

Sabine Pass Liquefaction, LLC (SPL)

Trains 1-4 Debt
- $5,015 Credit Facilities due 2020 (2)
- $2,000 Notes due 2021 (5.625%)
- $1,000 Notes due 2022 (6.250%)
- $1,000 Notes due 2023 (5.625%)

BG SPA (286.5 million MMBtu / yr)

Gas Natural SPA (182.5 million MMBtu / yr)

KOGAS SPA (182.5 million MMBtu / yr)

GAIL SPA (182.5 million MMBtu / yr)

Total SPA (104.8 million MMBtu / yr)

Centrica SPA (91.3 million MMBtu / yr)

CMI SPA (up to 104 million MMBtu / yr)

(1) Includes $3,740 million term loan facility, $918 million Republic of Korea ("ROK") covered facility and $357 million ROK direct facility. Interest on the term loan facility is L+300 during construction and steps up to L+325 during operation. Under the ROK credit facilities, interest includes L+300 on the direct portion and L+230 on the covered portion during construction and operation. In addition, SPL will pay 100 bps for insurance/guarantee premiums on any drawn amounts under the covered tranches. These Credit Facilities mature on the earlier of May 28, 2020 or the second anniversary of Train 4 completion date. $100 million has been drawn to date.

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Appendix

Operating Assets Sabine Pass LNG Terminal Creole Trail Pipeline 27

Contracted Capacity at SPLNG
Third Party Terminal Use Agreements (TUAs)

Long-term, 20 year "take-or-pay" style commercial contracts
~$253MM annual fixed fee revenue

	TOTAL Total Gas & Power N.A.	Chevron Chevron U.S.A. Inc.
Capacity	1.0 Bcf/d	1.0 Bcf/d
Fees (1)		
Reservation Fee (2)	$0.28/MMBTU	$0.28/MMBTU
Opex Fee (3)	$0.04/MMBTU	$0.04/MMBTU
Full-Year Payments	$124 million	$129 million
Term	20 years	20 years
Guarantor	Total S.A.	Chevron Corp.
Guarantor Credit Rating **	Aa1/AA	Aa1/AA
Payment Start Date	April 1, 2009	July 1, 2009

(1) Fees do not vary with the actual quantity of LNG processed; tax reimbursement not included in the fees.
(2) No inflation adjustments.
(3) Subject to annual inflation adjustment.

Note: Termination Conditions – (a) force majeure of 18 months or (b) unable to satisfy customer delivery requirements of ~192MMbtu in a 12-month period, 15 cargoes over 90 days or 50 cargoes in a 12-month period. In the case of force majeure, the customers are required to pay their capacity reservation fees for the initial 18 months.

**Ratings may be changed, suspended or withdrawn at anytime and are not a recommendation to buy, hold or sell any security.

28
CHENIERE

LSTK EPC Contract with Bechtel
Minimize Construction Costs and Risks

Why Bechtel?

Proven construction contractor

- Founded in 1898 and headquarted in San Francisco
- Received 35+ industry awards since 2009
- Named the Top US Construction Contractor for the last 15 consecutive years by Engineering News Record

Industry leading experience and results

- Have participated in 23,000 projects in 140 nations and seven continents (average of 200 projects per year)
- Built ConcoPhillips Petroleum Kenai liquefaction plan in 1969

Leading LNG Construction Contractor

- Constructed one third of the world's liquefaction facilities (more than any other contractor)
- Designed and/or constructed LNG facilities using ConcoPhillips' Optimized Cascade® technology in Angola, Australia, Egypt, Equitorial Guinea and Trinidad
- 5 liquefaction projects in the last decade, 4 currently underway all using the ConocoPhillips' Optimized Cascade® Process

Bechtel was the EPC contractor for the regasification project at the Pass LNG terminal, which was constructed on time and on budget


Sabine
Pass LNG


Corpus
Christi LNG

Notable Other Non-LNG Projects


Hoover
Dam


Hong Kong
Int'l Airport


San Francisco
Rapid Transit

Key Competitive and Cost Advantages

- Existing SPLNG infrastructure provides significant cost advantages (jetty, pipeline, control room, ~17 Bcf storage tanks, etc.)
- Economies of scale from building multiple trains
- Easy access to the Gulf Coast labor pool where we have strong labor relations
- Established marine and road access provide easy delivery of materials
- Duplicating Sabine Pass LNG Train Design at Corpus Christi

Source: Bechtel.

29

Creole Trail Pipeline

- In May 2013, Cheniere Partners acquired CTPL from Cheniere Energy, Inc. for $480MM, and following the sale CTPL secured a $400 million senior secured term loan facility
- CTPL is fully contracted with expected annual revenue of ~$80MM expected to commence with Train 1 operations



Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Future
Cheniere Creole Trail Pipeline
Gillis Station
(reverse flow)
TETCO
Trunkline
Transco
New compressor station
Mamou Station
- ANR
- PPEC
- Texas Gas
- Columbia Gulf
Johnson Bayou
(delivery only)
NGPL
Bridgeline
Transco
Tennessee
Florida Gas
Henry Hub
Sabine Pass LNG Terminal
Gulf of Mexico

Modification to reverse flow   Potential expansion for Trains 5&6

Current Facility

- Receipt capacity from SPLNG: 2.0 Bcf/d
- Diameter: 42-inch; Length: 94 miles
- Delivery Points: NGPL, Transco, TGPL, FGT, Bridgeline, Tetco, Trunkline
- No compression

Pipeline Modifications

- Delivery capacity to SPLNG: 1.5 Bcf/d
- Receipt points: TETCO, Trunkline, Transco
- One new compressor station with four new units
- Two new meter stations
- Modify existing meter stations
- Est ~$100MM capital cost
- Design and procurement near completion (>95%)
- Modifications expected to commence 4Q2013
- Est in-service: 4Q2014

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CHENIERE

2012 Global LNG Supply & Demand 2012 Global LNG Capacity: ~37.3 Bcf/d Natural Gas Oil Products LNG Importers - Price Indexation Japan Crude Cocktail 2012 Global LNG Demand: ~31.5 Bcf/d No r th Ame r ica S outh Ame r ica E u r ope A sia 6.5 1.4 1.1 22 A ust r alia - 3.3 B r unei - 1.0 Indonesia - 4.6 M al a y sia - 3.0 A lge r ia - 2.7 N o r w a y - 0.6 Q a tar – 9.3 R ussia - 1.3 E g ypt - 1.6 Y emen - 1.0 Nige r ia - 2.9 T r inidad & T obago - 2.0 E qua t o r ial G uinea - 0.5 Oman - 1.4 U AE - 0.8 USA - 0.2 P e r u - 0.6 Source: GIIGNL, Wood Mackenzie 31

US Proved Non-Producing Reserves Productive Capacity from Unconventional Reservoirs Tcf Bcf/d MMB/d  Current market fundamentals in the U.S. – increased production, increased natural gas reserves and lackluster increase in natural gas demand – have created an opportunity to expand into exports – benefitting U.S. economy, creating jobs and reducing balance of trade deficit 60 67 78 85 98 113 118 0 20 40 60 80 100 120 2005 2006 2007 2008 2009 2010 2011 Source: EIA, US Crude Oil, Natural Gas and Natural Gas Liquids Proved Reserves, 2011. Source: Advanced Resource Intl; Cheniere Research. U.S. Natural Gas Markets 32 Includes Eagle Ford, Barnett Combo, Bakken, Permian, Anadarko, W. Marcellus, Utica, Cotton Valley, Piceance & Uinta US Natural Gas Resources Tcf Source: Potential Gas Committee, 2013; EIA, Natural Gas Proved Reserves, 2010 US Gas Consumptions vs. Production Source: EIA Oct 2013 STEO Tcf • U.S. resources increased by 75% since 2006 • Represents over 100 years of supply at current demand 0 500 1000 1500 2000 2500 3000 2006 2008 2010 2012 Shale Other 2,718 2,203 2,081 1,532 18.1 18.5 19.3 20.2 20.6 21.3 22.9 24.1 24.4 22.0 21.7 23.1 23.3 22.9 24.1 24.5 25.5 25.8 0 5 10 15 20 25 30 2005 2006 2007 2008 2009 2010 2011 2012 2013E US Gas Production US Gas Consumption

Strategically Located – Extensive Market Access to Gas

Primary Gas Sources for Sabine Pass and Corpus Christi Liquefaction

Conventional Gulf Coast Onshore: Barnett, Haynesville, Bossier, Eagle Ford, Fayetteville, Permian Basin, Anadarko Basin



Lower 48 Recoverable Unconventional Reserves (Tcf)
Shale
CBM
Tight Gas
3000
2000
1000
0
366
2,241
Total US Proved Reserves
349
1996
2011
Montana Thrust Belt
Cody
Bakken
Williston Basin
Gammon
Hilliard Baxter-Mancos
Greater Green River Basin
Uinta
Mancos
Hermosa
Piceance Basin
Paradox Basin
Lewis
San Juan Basin
Pierre
Raton Basin
Excello-Mulky
Cherokee Platform
Forest City Basin
Michigan Basin
Antrim
Illinois Basin
New Albany
Appalachian Basin
Marcellus/Utica
Woodford
Anadarko Basin
Fayetteville
Chattanooga
Black Warrior Basin
Conasauga
Granite Wash
Arkoma Basin
PaloDuro Basin
Barnett
Texas Louisiana Mississippi Salt Basin
Barnett Woodford
Permian Basin
Ft. Worth Basin
Haynesville Bossier
Marfa Basin
Maverick Sub-Basin
Pearsall
Rio Grande Embayment
Eagle Ford
Sabine Pass
Corpus Christi
Shale Plays
Basins

	Rig Count	Production Bcf/d
Barnett	35	5.3
Haynesville	40	5.1
Eagle Ford	229	4.3
Marcellus	85	12.1
Bakken	187	1.1
Granite Wash	57	1.4

Source: EIA, December 2013; Advanced Resources Intl (Lower 48 Unconventional Recoverable Reserves), ARI shale estimates updated October 2013

Source: Lippman Consulting and PIRA, as of December 2013

CHENIERE

Multiple Local Pipeline Interconnections Provide Several Options for Access to Natural Gas Supply



Cheniere Creole Trail Pipeline
Trunkline
Kinder Morgan Louisiana Pipeline
NGPL Texas to Louisiana (bi-directional)
Transco
TETCO
Tennessee
FGT
Existing Pipeline Grid
Trunkline
Texas Eastern
Transco Z3
Pine Prairie
Texas Gas
ANR
Tennessee
Florida Gas Z2
Kinder
Eunice
Pine Prairie
Energy Center
Transco Z3
Columbia
Rayne
Columbia Gulf
Trunkline
Tennessee
Egan Storage
Liberty Gas
Storage
Targa
Sabine
Henry Hub
Jefferson Island
Storage
NGPL
Sabine Pass LNG
NGPL
Transco
Florida Gas Z1
Tennessee
Bridgeline
Grand Lake
White Lake
Sabine Lake
0 2.5 5 10 15 20 25
Miles

Source: Cheniere Research

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CHENIERE

Firm Liquefaction Capacity Additions (Bcf/d)


Nameplate Liquefaction Capacity ~ 39 Bcf/d as of YE 2013
~ 53 Bcf/d by YE 2019
Bcf/d
3.00
2.75
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
Asia Pacific
Atlantic Basin
QCLNG T1
PNG T1 & Pacific Rubiales LNG
QCLNG T2, Donggi LNG
Gassi Touil
PNG T2
SPL T1, Gorgon T1, APLNG T1
Gladstone T1
SPL T2, Gorgon T2, Petronas FLNG
APLNG T2
Gorgon T3, Wheatstone T1, Gladstone T2
Wheatstone T2
SPL T3
SPL T4
Ichtys T1, Prelude FLNG
Yamal T1, Ichtys T2
Yamal T2
Yamal T3
Q1 Q2 Q3 Q4
2014
2015
2016
2017
2018
2019

Source: Cheniere Research

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Conversion of Class B and Subordinated Units  Mandatory conversion: within 90 days of the substantial completion of Train 3  Optional conversion by a Class B unitholder may occur at any of the following times: • After 83 months from issuance of EPC notice to proceed • Prior to the record date for a quarter in which sufficient cash from operating surplus is generated to distribute $0.425 to all outstanding common units and the common units to be issued upon conversion • Thirty (30) days prior to the mandatory conversion date • Within a 30-day period prior to a significant event or a dissolution  Subordinated units will convert into common units on a one-for-one basis, provided that there are no cumulative common unit arrearages, and either of the below distribution hurdles is met: • For three consecutive, non-overlapping four-quarter periods, the distribution paid from “Adjusted Operating Surplus”(1) to all outstanding units(2) equals or exceeds $0.425 per quarter • For four consecutive quarters, the distribution paid from “Contracted Adjusted Operating Surplus”(1) to all outstanding units(2) equals or exceeds $0.638 per quarter Class B Units: Subordinated Units: (1) As defined in CQP’s partnership agreement. (2) Includes all outstanding common units (assuming conversion of all Class B units ), subordinated units and any other outstanding units that are senior or equal in right of distribution to the subordinated units. 36

Pro Forma CQP Ownership  Current common unit annualized distribution expected to be $1.70/unit (2)  Class B units accrete 3.5% quarterly until converted into common units (1) Unit amounts are current units outstanding, including Blackstone’s total investment of $1.5B but excluding accretion of Class B Units. (2) Currently, CQP is paying distributions on the common units and the applicable 2% distribution to the GP. (3) CQH is a subsidiary of Cheniere, of which Cheniere owns ~84.5%. (4) Excludes underwriters’ option to exercise the shoe (5.4MM shares). Note: The above represents a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See “Forward Looking Statements” slide. 37 (in millions) CEI CQH(3)(4) Blackstone Public Total Common units (1) 12.0 45.1 57.1 Class B units (1) 45.3 100.0 145.3 Subordinated units (1) 135.4 135.4 General Partner @ 2% 6.9 6.9 6.9 192.7 100.0 45.1 344.7 Percent of total (as of 12/31/13) 2% 55.9% 29.0% 13.1% 100.0% Pro forma accretion YE2016 9.4 231.7 182.9 45.1 469.1 Percent of total (pro forma YE2016) 2% 49.4% 39.0% 9.6% 100.0%

Proforma Condensed Balance Sheets

(in millions)	As of September 30, 2013			Pro Forma CQH IPO		
	Cheniere Energy Partners, L.P.	Other Cheniere Energy, Inc. (1)	Consolidated Cheniere Energy, Inc. (2)	Cheniere Energy Partners, L.P.	Other Cheniere Energy, Inc. (1)	Consolidated Cheniere Energy, Inc. (2)
Cash and cash equivalents	$ -	$ 374	$ 374	$ -	$ 1,042	$ 1,042
Restricted cash and cash equivalents (3)	1,379	28	1,407	1,379	28	1,407
Accounts and interest receivable	21	5	26	21	5	26
Property, plant and equipment, net	5,643	63	5,706	5,643	63	5,706
Goodwill and other assets	528	85	613	528	85	613
Total assets	$ 7,571	$ 555	$ 8,126	$ 7,571	$ 1,223	$ 8,794
Deferred revenue and other liabilities	$ 271	$ (35)	$ 236	$ 271	$ (35)	$ 236
Long-term debt, net of discount	5,574	-	5,574	5,574	-	5,574
Non-controlling interest	-	2,027	2,027	-	2,027	2,027
Capital (deficit)	1,726	(1,437)	289	1,726	(769)	957
Total liabilities and deficit	$ 7,571	$ 555	$ 8,126	$ 7,571	$ 1,223	$ 8,794

(1) Includes intercompany eliminations and reclassifications.
(2) For complete balance sheets, see the Cheniere Energy, Inc., Cheniere Energy Partners, L.P and Sabine Pass LNG, L.P. Quarterly Reports on Form 10-Q for the quarter ended September 30, 2013, filed with the SEC on November 8, 2013.
(3) Restricted cash includes debt service reserves as required per Sabine Pass LNG indentures. Cash is presented as restricted at the consolidated level.

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Randy Bhatia: Director, Finance and Investor Relations – (713) 375-5479, randy.bhatia@cheniere.com Christina Burke: Manager, Investor Relations – (713) 375-5104, christina.burke@cheniere.com Investor Relations Contacts